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                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in First Southern Bancshares, Inc.'s Registration Statement No. 333-03832 on Form S-8 and in First Southern Bancshares, Inc.'s Registration Statement No. 333-32619 on Form S-8 of our report dated March 3, 2000 for the year ended December 31, 1999 appearing in this Form 10-KSB.


/s/ MARMANN, McCRARY & ASSOCIATES, P.C.

Sheffield, Alabama
March 27, 2000